UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Hong T. Le

American Funds Developing World Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds® Developing World Growth and Income Fund Annual report for the year ended November 30, 2022

Invest in the dividends
of a growing and
developing world

American Funds Developing World Growth and Income Fund seeks to provide long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended December 31, 2022 (the most recent calendar quarter-end):

	1 year	5 years	Lifetime (since 2/3/14)

Class F-2 shares	–23.22%	–1.81%	1.24%
Class A shares (reflecting 5.75% maximum sales charge)	–27.88	–3.26	0.28

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.88% for Class F-2 shares and 1.21% for Class A shares as of the prospectus dated February 1, 2023 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of November 30, 2022, was 1.14% for Class F-2 shares and 0.77% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share value reflects the 5.75% maximum sales charge.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a $10,000 investment

5	Investment portfolio

9	Financial statements

30	Board of trustees and other officers

Fellow investors:

Emerging markets stocks declined during American Funds Developing World Growth and Income Fund’s fiscal year, pressured by high inflation, slowing global economic growth, rising interest rates, particularly in the United States, and a war in Ukraine.

Developing World Growth and Income Fund declined 21.94% for the 12-month reporting period ended November 30, 2022, assuming reinvestment of the dividend of 14 cents a share. By comparison, the unmanaged MSCI Emerging Markets Index*, which measures markets in 24 countries, declined 17.43%.

Developing World Growth and Income Fund invests primarily in developing world companies that have potential for growth and the capacity to pay dividends. By balancing long-term growth of capital and current income, the strategy seeks to reduce the effects of volatility typically associated with emerging markets investing.

Market review

During the 12-month period, emerging markets stocks declined, pressured by high inflation, rising interest rates and slowing global economic growth. Geopolitical tensions also weighed on markets. Russia’s invasion of Ukraine in February sent commodity prices soaring and triggered fears of a potential energy crisis in Europe, as well as global food shortages. The invasion also heightened fears among government officials in the U.S. and Europe about the lack of diversity in supply chains outside China and Taiwan.

Central banks in a number of developing countries continued to hike benchmark lending rates in order to tamp down inflation. Latin American countries acted faster than their Asian counterparts in raising rates in 2021 and 2022. Central banks in eastern Europe raised rates dramatically to support their currencies following the start of the Russia-Ukraine war. Developed market central banks

Results at a glance

For periods ended November 30, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	Lifetime (since 2/3/14)

American Funds Developing World Growth and Income Fund (Class F-2 shares)	–21.94%	–2.18%	–0.84%	1.42%
American Funds Developing World Growth and Income Fund (Class A shares)	–22.21	–2.50	–1.14	1.12
MSCI Emerging Markets Index*	–17.43	0.14	–0.42	3.00

Past results are not predictive of results in future periods.

*	MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Source: MSCI.

American Funds Developing World Growth and Income Fund	1

began to raise rates in 2022, led by the U.S. Federal Reserve.

Almost all emerging markets currencies fell sharply against the U.S. dollar, with Brazil and Mexico being notable exceptions.

Rising rates hurt growth-oriented stocks and pulled down valuations as investors revised their assumptions on faster growing companies in the information technology and consumer discretionary sectors.

China’s equity market plunged, posting one the lowest returns of all global equity markets during the period. The MSCI China Index* sank 28%, hurt by declines in the information technology, health care, communication services and consumer discretionary sectors. Economic activity was restricted by pandemic-induced lockdowns in key manufacturing and technology hubs and a growing liquidity crunch in the property sector, a key engine of growth for China’s economy.

Meanwhile, the U.S. placed additional restrictions on exports of key technologies to China and strengthened audit measures for Chinese equities listed on U.S. stock exchanges. In mid-October, China’s leader Xi Jinping secured his third term in power and consolidated his leadership team with no clear successor. This fanned continued worries about growing state control over the world’s second-largest economy and the potential implications for investing.

Elsewhere in Asia, the tech-heavy indexes in Taiwan and Korea both slid more than 20% amid a broad downturn for semiconductor-related stocks. Indonesian and Indian stocks fared considerably better, rising 10% and 1%, respectively. Rising commodity prices and easing COVID-19 related restrictions attracted foreign investors to Jakarta-listed stocks. India’s economy continued to recover from the COVID-19 downturn and benefited from a pickup in infrastructure spending and the broader policy reforms enacted in recent years.

Latin American equity markets were among the stronger performers. The MSCI Brazil Index† surged 23%, bolstered by higher oil prices and economic growth. The country’s central bank acted fast to tame inflation, lifting the benchmark lending rate 12 times since March 2021. Meanwhile, in October, Luiz Inácio Lula da Silva defeated incumbent Jair Bolsonaro by a slim margin in Brazil’s presidential runoff, returning to power after a previous stint as president from 2003 to 2010.

Inside the portfolio

Russian securities, including investments in banks Sberbank and TCS Group and internet services firm Yandex, weighed heavily on relative results, despite the fund’s modest exposure. The fund’s Russian holdings were written down to zero on a fair value basis. Russian equities plunged following Russia’s invasion of Ukraine in late February and trading was virtually halted for a month. Index providers also removed Russia from their emerging markets benchmarks.

While the Moscow Exchange reopened on March 24, it remains effectively closed to foreign investors. We will continue to monitor valuations. We selectively reduced our Russia exposure when opportunities arose this year, and we will continue to consider one-off selling opportunities.

The fund’s above-benchmark exposure and positioning in the health care sector weighed on relative results. Chinese positions Hutchmed, Brii Biosciences and BeiGene were the largest sources of weakness within health care.

During the first half of the period, worries grew that Chinese-listed American Depository Receipts (ADRs) may be delisted from U.S. stock exchanges for not complying with the Securities and Exchange Commission’s new audit rules. In addition, U.S. Congressmembers questioned the quality of clinical testing data in applications submitted by Chinese firms to the U.S. Food and Drug Administration.

In contrast, the fund’s above-benchmark exposure and stock choice in Indonesia contributed to relative returns. AKR Corporindo, a distributor of energy products, has been a beneficiary of the commodity boom in Indonesia and has undertaken new initiatives in logistics, renewables and retail petroleum. Shares of financial services group Bank Mandiri

*	The MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g., ADRs). With 723 constituents, the index covers about 85% of this China equity universe. Currently, the index includes Large Cap A and Mid Cap A shares represented at 20% of their free float-adjusted market capitalization.
†	The MSCI Brazil Index is designed to measure the performance of the large- and mid-cap segments of the Brazilian market. With 48 constituents, the index covers about 85% of the Brazilian equity universe.

2	American Funds Developing World Growth and Income Fund

have benefited from the upswing in interest rates and a recovery for the Indonesian economy after COVID-19 restrictions were eased.

A non-benchmark position in India-based beverage producer and distributor Varun Beverages also boosted relative results. The company has been experiencing strong growth as its energy drink gains market share and it expands into new international regions via acquisition. Healthier cash flow also enabled it to announce an interim dividend.

Cash also contributed to relative returns during the period, providing some cushion in a falling market. While the cash position was close to its average on a five-year basis, the decision by managers to hold cash reflected a desire to have an ability to opportunistically invest in their top convictions amid market volatility.

Looking ahead

Entering a new year, emerging markets face a wide range of uncertainties, including major shifts in monetary policy around the world, elevated geopolitical tensions and a potential global recession. These major trends led managers to reassess areas of the portfolio.

The Russian invasion of Ukraine was painful, but also instructive, particularly given the rising geopolitical tensions around China and Taiwan. Managers reinforced their focus on sufficiently diversifying income generation across geographies and industries. They are also looking at portfolio risk from a Greater China standpoint, rather than each part of the region in isolation.

In a similar vein, managers reassessed Chinese health care holdings in light of the past year’s ADR delisting risk as several biotechnology firms in China have been well-represented in the portfolio. Extensive research, engagement with companies and reviews of drug trial announcements helped reinforce conviction in the largest sector positions. Where feasible, positions were switched to Hong Kong listings in order to moderate future ADR delisting risk.

Elsewhere in China, managers continue to assess valuations and dividends. While valuations are attractive on a historical basis, they need to be understood in light of new geopolitical and regulatory risks. Chinese healthcare stocks remain a high conviction within the fund.

Other EM countries are realizing positive results from business-friendly reforms. Positions in Indonesia, India, and Brazil were significant contributors to relative returns. Continuity in the political and regulatory regimes in Indonesia and India give managers confidence, though valuations in India are high by historical standards and provide a cautionary note. Similarly a shift in political leadership and potentially policy bears closer scrutiny in Brazil, where real rates are very high and valuations quite attractive at first glance.

The fund’s largest area of investment is the financials sector, which accounts for approximately 24% of the fund’s net assets. Managers favor certain financial exchange operators in Asia and Latin America and several banks located in Indonesia, Korea and India. Insurance companies, primarily those selling products to high net worth individuals in China and across greater Asia, are also a conviction.

We thank you for the trust you have placed in us and for your continued investment in the fund, and we look forward to reporting to you again in six months.

Sincerely,

F. Chapman Taylor
President

January 9, 2023

For current information about the fund, visit capitalgroup.com.

American Funds Developing World Growth and Income Fund	3

The value of a $10,000 investment

How a hypothetical $10,000 investment has grown (for the period February 3, 2014, to November 30, 2022, with all distributions reinvested)

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on a hypothetical $10,000 investment1; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index. Source: MSCI.
[3]	For the period February 3, 2014, commencement of operations, through November 30, 2014.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2022)

	1 year	5 years	Lifetime (since 2/3/14)

Class F-2 shares	–21.94%	–0.84%	1.42%
Class A shares*	–26.68	–2.31	0.44

*	Assumes payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

4	American Funds Developing World Growth and Income Fund

Investment portfolio November 30, 2022

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
China	23.46%
India	13.56
Brazil	10.74
Indonesia	7.80
Taiwan	5.89
Mexico	4.67
South Korea	4.67
Hong Kong	3.51
Singapore	3.10
Other countries	20.34
Short-term securities & other assets less liabilities	2.26

Common stocks 95.73%	Shares	Value (000)
Financials 23.96%
Ping An Insurance (Group) Company of China, Ltd., Class H	12,755,200	$79,017
Bank Mandiri (Persero) Tbk PT	67,301,553	45,219
AIA Group, Ltd.	3,708,600	37,824
Hana Financial Group, Inc.	1,028,314	35,231
Industrial and Commercial Bank of China, Ltd., Class H	69,492,100	35,032
Kotak Mahindra Bank, Ltd.	1,173,281	28,281
Bank Central Asia Tbk PT	47,157,400	28,059
HDFC Bank, Ltd.	1,338,982	26,706
ICICI Bank, Ltd.	1,239,141	14,670
ICICI Bank, Ltd. (ADR)	263,767	6,257
Postal Savings Bank of China Co., Ltd., Class H	34,731,000	20,869
Standard Bank Group, Ltd.	1,785,627	18,754
Halyk Savings Bank of Kazakhstan OJSC (GDR)[1]	907,400	9,794
Halyk Savings Bank of Kazakhstan OJSC (GDR)	775,837	8,374
Patria Investments, Ltd., Class A	1,150,454	15,704
Discovery, Ltd.[2]	1,989,939	14,813
HDFC Life Insurance Company, Ltd.	1,415,744	10,346
Banco Bilbao Vizcaya Argentaria, SA	1,383,394	8,233
Hong Kong Exchanges and Clearing, Ltd.	201,800	8,054
Guaranty Trust Holding Co. PLC	307,903,264	6,842
Bank of Baroda	2,972,400	6,152
Bank BTPN Syariah Tbk PT	28,720,863	5,847
Erste Group Bank AG	179,157	5,640
Nova Ljubljanska Banka dd (GDR)	455,600	5,610
TISCO Financial Group PCL, foreign registered shares	1,309,000	3,642
KB Financial Group Inc.[2]	62,721	2,519
City Union Bank, Ltd.	1,013,500	2,375
Indian Energy Exchange, Ltd.	1,069,417	1,961
TCS Group Holding PLC (GDR)[1,2,3]	326,069	—	[4]
TCS Group Holding PLC (GDR)[2,3]	9,293	—	[4]
Moscow Exchange MICEX-RTS PJSC[2,3]	2,020,003	—	[4]
Sberbank of Russia PJSC[2,3]	17,138,527	—	[4]
		491,825

Communication services 14.02%
Singapore Telecommunications, Ltd.	27,714,400	55,748
TIM SA	15,070,217	37,753
NetEase, Inc.	1,488,800	21,036
NetEase, Inc. (ADR)	186,210	13,243
Bharti Airtel, Ltd.	3,222,563	33,796
PT Surya Citra Media Tbk	1,372,537,700	21,847
Tencent Holdings, Ltd.	548,202	20,600
MTN Group, Ltd.	2,316,104	18,955
América Móvil, SAB de CV, Series L (ADR)	888,488	17,290
Airtel Africa PLC	10,984,800	16,343
HKBN, Ltd.	12,359,000	8,265
Sea, Ltd., Class A (ADR)[2]	135,045	7,883

American Funds Developing World Growth and Income Fund	5

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
KT Corp.	216,991	$6,198
Telefônica Brasil SA, ordinary nominative shares	595,571	4,367
Indus Towers, Ltd.	1,239,800	3,059
Megacable Holdings, SAB de CV, ordinary participation certificates	374,282	953
Sitios Latinoamerica, SAB de CV, Class B1[2]	847,095	381
Yandex NV, Class A2,3	914,033	—	[4]
		287,717

Health care 11.72%
BeiGene, Ltd. (ADR)[2]	320,893	61,486
BeiGene, Ltd.[2]	308,600	4,561
Hypera SA, ordinary nominative shares	6,948,314	59,503
Jiangsu Hengrui Medicine Co., Ltd., Class A	6,844,669	38,414
Rede D’Or Sao Luiz SA	3,553,705	21,270
Innovent Biologics, Inc.[2]	4,679,500	18,763
Fleury SA, ordinary nominative shares	3,692,987	12,747
Legend Biotech Corp. (ADR)[2]	208,613	10,746
Zai Lab, Ltd. (ADR)[2]	160,400	6,185
OdontoPrev SA, ordinary nominative shares	1,978,359	3,221
WuXi Biologics (Cayman), Inc.[2]	401,500	2,629
Diagnósticos da América SA	345,693	1,025
		240,550

Consumer discretionary 11.07%
MakeMyTrip, Ltd., non-registered shares[2]	969,585	28,787
Trip.com Group, Ltd. (ADR)[2]	728,839	23,286
Kering SA	30,886	18,732
H World Group, Ltd. (ADR)	482,973	18,488
Galaxy Entertainment Group, Ltd.	2,987,000	18,097
Midea Group Co., Ltd., Class A	2,592,078	17,501
Americanas SA, ordinary nominative shares	7,922,724	16,122
Alibaba Group Holding, Ltd.[2]	1,232,900	13,456
Momo.com, Inc.	633,580	12,573
Astra International Tbk PT	30,436,288	11,764
MercadoLibre, Inc.[2]	12,425	11,568
Magazine Luiza SA2	16,980,159	11,158
Bloomberry Resorts Corp.[2]	66,381,500	8,679
Coupang, Inc., Class A2	443,925	8,648
Li Ning Co., Ltd.	1,046,500	8,387
		227,246

Information technology 10.01%
Taiwan Semiconductor Manufacturing Company, Ltd.	4,232,600	67,621
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	166,200	13,791
Tokyo Electron, Ltd.	99,500	34,094
Coforge, Ltd.	426,477	21,413
Infosys, Ltd. (ADR)	819,017	16,667
Broadcom, Inc.	21,600	11,902
MediaTek, Inc.	351,000	8,520
ASML Holding NV	12,201	7,422
Kingdee International Software Group Co., Ltd.[2]	4,256,000	7,263
Samsung Electronics Co., Ltd.	143,687	6,901
Genpact, Ltd.	117,929	5,438
Vanguard International Semiconductor Corp.	1,597,800	4,359
		205,391

Consumer staples 7.46%
Indofood CBP Sukses Makmur Tbk PT	34,107,100	21,982
Godrej Consumer Products, Ltd.[2]	1,770,019	19,273
Varun Beverages, Ltd.	1,040,241	16,139
Philip Morris International, Inc.	149,394	14,890
Kimberly-Clark de México, SAB de CV, ordinary participation certificates, Class A	8,679,779	14,756
KT&G Corp.	174,046	13,200
Fomento Económico Mexicano, SAB de CV	1,214,700	9,679
Kweichow Moutai Co., Ltd., Class A	34,173	7,679
ITC, Ltd.	1,580,873	6,646
Nestlé SA	50,300	5,986
Danone SA	112,200	5,863

6	American Funds Developing World Growth and Income Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Carlsberg A/S, Class B	36,400	$4,574
Unilever PLC (GBP denominated)	70,399	3,534
Dabur India, Ltd.	487,315	3,523
Coca-Cola HBC AG (CDI)	92,000	2,260
Reckitt Benckiser Group PLC	28,300	2,048
Foshan Haitian Flavouring and Food Co., Ltd., Class A	101,320	1,008
X5 Retail Group NV (GDR)[3]	100,496	—	[4]
		153,040

Industrials 6.03%
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	2,541,578	41,015
Airbus SE, non-registered shares	170,146	19,644
International Container Terminal Services, Inc.	4,925,570	17,904
AirTAC International Group	450,000	13,992
InPost SA2	1,572,579	11,485
DKSH Holding AG	67,000	5,059
Haitian International Holdings, Ltd.	1,554,000	4,039
Contemporary Amperex Technology Co., Ltd., Class A	63,960	3,469
Quess Corp., Ltd.	600,116	3,236
Wizz Air Holdings PLC[2]	82,496	2,261
Centre Testing International Group Co., Ltd.	595,930	1,762
		123,866

Energy 4.86%
Galp Energia, SGPS, SA, Class B	2,223,498	27,325
AKR Corporindo Tbk PT	288,249,700	25,380
TotalEnergies SE	290,773	18,164
Reliance Industries, Ltd.	371,088	12,508
INPEX Corp.	1,088,300	12,074
TechnipFMC PLC[2]	353,257	4,380
Gazprom PJSC[3]	4,615,160	—	[4]
Rosneft Oil Co. PJSC[3]	705,296	—	[4]
		99,831

Utilities 3.31%
China Resources Gas Group, Ltd.	5,170,800	18,345
ENN Energy Holdings, Ltd.	1,228,600	17,284
Enel Chile SA	267,636,342	12,172
AES Corp.	390,669	11,298
Power Grid Corporation of India, Ltd.	3,192,155	8,862
		67,961

Materials 1.91%
Sociedad Química y Minera de Chile SA, Class B (ADR)	130,042	12,895
Vale SA, ordinary nominative shares	377,117	6,229
Vale SA (ADR), ordinary nominative shares	280,435	4,627
Fresnillo PLC	518,700	5,712
China Resources Cement Holdings, Ltd.	6,860,000	3,717
Barrick Gold Corp.	171,454	2,798
Berger Paints India, Ltd.	261,846	2,002
Loma Negra Compania Industrial Argentina SA (ADR)	180,800	1,210
Alrosa PJSC[2,3]	9,682,504	—	[4]
		39,190

Real estate 1.38%
BR Malls Participações SA, ordinary nominative shares	8,042,311	13,561
Prologis Property Mexico, SA de CV, REIT	3,777,522	11,647
Longfor Group Holdings, Ltd.	1,053,500	3,198
		28,406

Total common stocks (cost: $1,911,901,000)		1,965,023

Preferred securities 1.75%
Information technology 1.13%
Samsung Electronics Co., Ltd., nonvoting preferred shares	536,897	23,099

American Funds Developing World Growth and Income Fund	7

Preferred securities (continued)	Shares		Value (000)
Materials 0.62%
Gerdau SA, preferred nominative shares		2,104,214	$12,801

Total preferred securities (cost: $32,855,000)			35,900

Bonds, notes & other debt instruments 0.26%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.26%
Argentine Republic 0.50% 7/9/2030 (0.75% on 7/9/2023)[5]	USD	20,740	5,371

Total bonds, notes & other debt instruments (cost: $7,453,000)			5,371

Short-term securities 2.92%		Shares
Money market investments 2.92%
Capital Group Central Cash Fund 3.94%[6,7]		599,540	59,948

Total short-term securities (cost: $59,946,000)			59,948
Total investment securities 100.66% (cost: $2,012,155,000)			2,066,242
Other assets less liabilities (0.66)%			(13,586)

Net assets 100.00%			$2,052,656

Investments in affiliates7

	Value of affiliates at 12/1/2021 (000)	Additions (000)	Reductions (000)		Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 11/30/2022 (000)	Dividend income (000)
Short-term securities 2.92%
Money market investments 2.92%
Capital Group Central Cash Fund 3.94%[6]	$117,544	$570,939	$628,522		$(12)	$(1)	$59,948	$1,045
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 3.94%[6]	44		44	[8]			—	—	[9]
Total 2.92%					$(12)	$(1)	$59,948	$1,045

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $9,794,000, which represented .48% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Step bond; coupon rate may change at a later date.
[6]	Rate represents the seven-day yield at 11/30/2022.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Represents net activity. Refer to Note 5 for more information on securities lending.
[9]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CDI = CREST Depository Interest

GBP = British pounds

GDR = Global Depositary Receipts

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

8	American Funds Developing World Growth and Income Fund

Financial statements

Statement of assets and liabilities at November 30, 2022	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $1,952,209)	$2,006,294
Affiliated issuers (cost: $59,946)	59,948	$2,066,242
Cash		1,251
Cash denominated in currencies other than U.S. dollars (cost: $3,495)		1,959
Receivables for:
Sales of investments	4,176
Sales of fund’s shares	2,307
Dividends and interest	5,645
Other	139	12,267
		2,081,719
Liabilities:
Payables for:
Purchases of investments	13,063
Repurchases of fund’s shares	3,487
Investment advisory services	1,045
Services provided by related parties	345
Trustees’ deferred compensation	622
Non-U.S. taxes	10,300
Other	201	29,063
Net assets at November 30, 2022		$2,052,656

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,438,363
Total accumulated loss		(385,707)
Net assets at November 30, 2022		$2,052,656

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (213,643 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$1,052,014	109,491	$9.61
Class C	38,921	4,088	9.52
Class T	10	1	9.60
Class F-1	30,216	3,142	9.62
Class F-2	412,529	42,902	9.62
Class F-3	416,794	43,369	9.61
Class 529-A	37,745	3,932	9.60
Class 529-C	1,882	198	9.51
Class 529-E	1,308	136	9.60
Class 529-T	11	1	9.60
Class 529-F-1	9	1	9.60
Class 529-F-2	8,003	833	9.61
Class 529-F-3	9	1	9.61
Class R-1	698	73	9.54
Class R-2	8,452	889	9.51
Class R-2E	434	45	9.56
Class R-3	10,306	1,075	9.59
Class R-4	5,703	594	9.60
Class R-5E	1,747	182	9.59
Class R-5	4,670	486	9.62
Class R-6	21,195	2,204	9.62

Refer to the notes to financial statements.

American Funds Developing World Growth and Income Fund	9

Financial statements (continued)

Statement of operations for the year ended November 30, 2022	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $6,358; also includes $1,045 from affiliates)	$58,938
Interest from unaffiliated issuers	882
Securities lending income (net of fees)	46	$59,866
Fees and expenses*:
Investment advisory services	16,325
Distribution services	3,706
Transfer agent services	3,163
Administrative services	707
529 plan services	30
Reports to shareholders	190
Registration statement and prospectus	253
Trustees’ compensation	(93)
Auditing and legal	158
Custodian	1,246
Other	116	25,801
Net investment income		34,065

Net realized loss and unrealized depreciation:
Net realized loss on:
Investments (net of non-U.S. taxes of $7,494):
Unaffiliated issuers	(193,307)
Affiliated issuers	(12)
Currency transactions	(646)	(193,965)
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $10,227):
Unaffiliated issuers	(512,322)
Affiliated issuers	(1)
Currency translations	(1,878)	(514,201)
Net realized loss and unrealized depreciation		(708,166)

Net decrease in net assets resulting from operations		$(674,101)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended November 30,
	2022	2021
Operations:
Net investment income	$34,065	$31,734
Net realized (loss) gain	(193,965)	156,814
Net unrealized depreciation	(514,201)	(13,310)
Net (decrease) increase in net assets resulting from operations	(674,101)	175,238

Distributions paid to shareholders	(28,369)	(30,954)

Net capital share transactions	(229,239)	36,337

Total (decrease) increase in net assets	(931,709)	180,621

Net assets:
Beginning of year	2,984,365	2,803,744
End of year	$2,052,656	$2,984,365

Refer to the notes to financial statements.

10	American Funds Developing World Growth and Income Fund

Notes to financial statements

1. Organization

American Funds Developing World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

American Funds Developing World Growth and Income Fund	11

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

12	American Funds Developing World Growth and Income Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$21,961	$469,864	—	*	$491,825
Communication services	81,870	205,847	—	*	287,717
Health care	176,183	64,367	—		240,550
Consumer discretionary	118,057	109,189	—		227,246
Information technology	47,798	157,593	—		205,391
Consumer staples	39,325	113,715	—	*	153,040
Industrials	41,015	82,851	—		123,866
Energy	4,380	95,451	—	*	99,831
Utilities	23,470	44,491	—		67,961
Materials	27,759	11,431	—	*	39,190
Real estate	25,208	3,198	—		28,406
Preferred securities	12,801	23,099	—		35,900
Bonds, notes & other debt instruments	—	5,371	—		5,371
Short-term securities	59,948	—	—		59,948
Total	$679,775	$1,386,467	$—	*	$2,066,242

*	Amount less than one thousand.

American Funds Developing World Growth and Income Fund	13

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

14	American Funds Developing World Growth and Income Fund

Exposure to country, region, industry or sector — Subject to the investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may not be timely and there may not be a correlation between such information and the market value of the depositary receipts.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of November 30, 2022, the fund did not have any securities out on loan.

American Funds Developing World Growth and Income Fund	15

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended November 30, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended November 30, 2022, the fund recognized $858,000 in reclaims (net of $47,000 in fees and the effect of realized gain or loss from currency translations) and $139,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2022, the fund reclassified $21,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of November 30, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$6,813
Capital loss carryforward*	(432,251)
Gross unrealized appreciation on investments	370,838
Gross unrealized depreciation on investments	(318,859)
Net unrealized appreciation on investments	51,979
Cost of investments	2,014,263

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

16	American Funds Developing World Growth and Income Fund

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended November 30
Share class	2022		2021
Class A	$12,295		$13,454
Class C	192		228
Class T	—	†	—	†
Class F-1	406		513
Class F-2	7,053		7,713
Class F-3	7,250		7,855
Class 529-A	416		413
Class 529-C	7		8
Class 529-E	12		12
Class 529-T	—	†	—	†
Class 529-F-1	—	†	—	†
Class 529-F-2	109		99
Class 529-F-3	—	†	—	†
Class R-1	3		3
Class R-2	46		45
Class R-2E	5		4
Class R-3	86		92
Class R-4	70		74
Class R-5E	22		21
Class R-5	72		76
Class R-6	325		344
Total	$28,369		$30,954

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.640% on such assets in excess of $4 billion. On March 9, 2022, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2022, replacing the prior series of rates and breakpoints with a new series of decreasing annual rates beginning with 0.649% on the first $15.0 billion of daily net assets and decreasing to 0.615% on such assets in excess of $15.0 billion. For the year ended November 30, 2022, the investment advisory services fees were $16,325,000, which were equivalent to an annualized rate of 0.693% of average daily net assets.

American Funds Developing World Growth and Income Fund	17

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended November 30, 2022, the 529 plan services fees were $30,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

18	American Funds Developing World Growth and Income Fund

For the year ended November 30, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$2,792	$2,239		$349		Not applicable
Class C	547	107		16		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	93	53		11		Not applicable
Class F-2	Not applicable	593		152		Not applicable
Class F-3	Not applicable	24		145		Not applicable
Class 529-A	89	70		12		$23
Class 529-C	23	4		1		1
Class 529-E	7	1		1		1
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	4		2		5
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	8	1		—	*	Not applicable
Class R-2	75	36		3		Not applicable
Class R-2E	4	1		—	*	Not applicable
Class R-3	53	17		3		Not applicable
Class R-4	15	6		2		Not applicable
Class R-5E	Not applicable	3		1		Not applicable
Class R-5	Not applicable	3		2		Not applicable
Class R-6	Not applicable	1		7		Not applicable
Total class-specific expenses	$3,706	$3,163		$707		$30

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $(93,000) in the fund’s statement of operations reflects $15,000 in current fees (either paid in cash or deferred) and a net decrease of $108,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $29,856,000 and $28,487,000, respectively, which generated $1,574,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2022.

American Funds Developing World Growth and Income Fund	19

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended November 30, 2022.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2022

Class A	$141,200	13,983	$12,201		1,168		$(234,249)	(23,747)	$(80,848)	(8,596)
Class C	3,348	328	191		17		(26,632)	(2,733)	(23,093)	(2,388)
Class T	—	—	—		—		—	—	—	—
Class F-1	7,204	710	405		39		(14,873)	(1,514)	(7,264)	(765)
Class F-2	112,481	11,126	6,967		671		(190,947)	(20,160)	(71,499)	(8,363)
Class F-3	124,106	12,446	7,228		698		(177,689)	(18,399)	(46,355)	(5,255)
Class 529-A	5,233	507	416		40		(5,445)	(527)	204	20
Class 529-C	369	37	7		1		(1,021)	(100)	(645)	(62)
Class 529-E	86	8	12		1		(139)	(13)	(41)	(4)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	2,175	212	109		11		(1,365)	(130)	919	93
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	54	5	3		—	†	(64)	(7)	(7)	(2)
Class R-2	2,543	251	46		4		(4,448)	(451)	(1,859)	(196)
Class R-2E	96	10	4		—	†	(272)	(31)	(172)	(21)
Class R-3	3,027	295	86		8		(3,284)	(314)	(171)	(11)
Class R-4	1,272	119	70		7		(1,365)	(136)	(23)	(10)
Class R-5E	555	55	22		2		(415)	(39)	162	18
Class R-5	1,257	116	72		7		(984)	(102)	345	21
Class R-6	4,801	473	325		31		(4,018)	(403)	1,108	101
Total net increase (decrease)	$409,807	40,681	$28,164		2,705		$(667,210)	(68,806)	$(229,239)	(25,420)

Refer to the end of the table for footnotes.

20	American Funds Developing World Growth and Income Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2021

Class A	$185,173	14,177	$13,360		1,032		$(194,771)	(14,939)	$3,762	270
Class C	9,434	729	228		18		(20,202)	(1,552)	(10,540)	(805)
Class T	—	—	—		—		—	—	—	—
Class F-1	11,575	888	511		39		(24,154)	(1,841)	(12,068)	(914)
Class F-2	136,430	10,436	7,619		587		(120,818)	(9,250)	23,231	1,773
Class F-3	124,659	9,544	7,826		604		(108,594)	(8,357)	23,891	1,791
Class 529-A	9,742	747	413		32		(6,347)	(487)	3,808	292
Class 529-C	533	41	8		1		(1,405)	(109)	(864)	(67)
Class 529-E	432	33	12		1		(241)	(19)	203	15
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	3,636	281	99		7		(1,672)	(128)	2,063	160
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	165	13	3		—	†	(124)	(9)	44	4
Class R-2	4,168	321	45		4		(4,553)	(352)	(340)	(27)
Class R-2E	451	34	4		—	†	(214)	(16)	241	18
Class R-3	3,519	269	92		7		(4,436)	(337)	(825)	(61)
Class R-4	1,800	139	74		6		(2,086)	(161)	(212)	(16)
Class R-5E	873	67	21		2		(267)	(21)	627	48
Class R-5	1,480	112	76		6		(1,266)	(98)	290	20
Class R-6	10,316	787	343		26		(7,633)	(582)	3,026	231
Total net increase (decrease)	$504,386	38,618	$30,734		2,372		$(498,783)	(38,258)	$36,337	2,732

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $1,022,137,000 and $1,222,850,000, respectively, during the year ended November 30, 2022.

American Funds Developing World Growth and Income Fund	21

Financial highlights

		(Loss) income from investment operations[1]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
11/30/2022	$12.48	$.13	$(2.89)	$(2.76)	$(.11)	$9.61	(22.21)%	$1,052		1.23%		1.23%		1.30%
11/30/2021	11.86	.12	.61	.73	(.11)	12.48	6.15	1,474		1.26		1.26		.89
11/30/2020	10.67	.12	1.18	1.30	(.11)	11.86	12.26	1,398		1.27		1.27		1.12
11/30/2019	9.70	.20	.98	1.18	(.21)	10.67	12.24	1,442		1.29		1.29		1.92
11/30/2018	10.93	.22	(1.22)	(1.00)	(.23)	9.70	(9.26)	1,413		1.25		1.25		2.05
Class C:
11/30/2022	12.38	.05	(2.88)	(2.83)	(.03)	9.52	(22.88)	39		2.00		2.00		.50
11/30/2021	11.78	.02	.61	.63	(.03)	12.38	5.36	80		1.99		1.99		.16
11/30/2020	10.61	.04	1.17	1.21	(.04)	11.78	11.48	86		2.02		2.02		.37
11/30/2019	9.66	.12	.97	1.09	(.14)	10.61	11.31	96		2.06		2.06		1.14
11/30/2018	10.88	.13	(1.20)	(1.07)	(.15)	9.66	(9.91)	101		2.04		2.04		1.25
Class T:
11/30/2022	12.48	.16	(2.91)	(2.75)	(.13)	9.60	(22.08)[5]	—	[6]	.97	[5]	.97	[5]	1.57	[5]
11/30/2021	11.86	.15	.61	.76	(.14)	12.48	6.40 [5]	—	[6]	1.01	[5]	1.01	[5]	1.12	[5]
11/30/2020	10.67	.14	1.18	1.32	(.13)	11.86	12.57 [5]	—	[6]	1.01	[5]	1.01	[5]	1.38	[5]
11/30/2019	9.70	.22	.98	1.20	(.23)	10.67	12.52 [5]	—	[6]	1.05	[5]	1.05	[5]	2.17	[5]
11/30/2018	10.93	.24	(1.21)	(.97)	(.26)	9.70	(9.06)[5]	—	[6]	1.04	[5]	1.04	[5]	2.24	[5]
Class F-1:
11/30/2022	12.49	.14	(2.90)	(2.76)	(.11)	9.62	(22.18)	30		1.19		1.19		1.33
11/30/2021	11.87	.12	.62	.74	(.12)	12.49	6.17	49		1.23		1.23		.92
11/30/2020	10.68	.12	1.18	1.30	(.11)	11.87	12.29	57		1.22		1.22		1.17
11/30/2019	9.71	.20	.98	1.18	(.21)	10.68	12.25	67		1.26		1.26		1.96
11/30/2018	10.93	.22	(1.21)	(.99)	(.23)	9.71	(9.19)	65		1.25		1.25		2.01
Class F-2:
11/30/2022	12.49	.16	(2.89)	(2.73)	(.14)	9.62	(21.94)	413		.92		.92		1.63
11/30/2021	11.87	.16	.61	.77	(.15)	12.49	6.46	641		.95		.95		1.19
11/30/2020	10.68	.15	1.18	1.33	(.14)	11.87	12.62	588		.95		.95		1.43
11/30/2019	9.71	.22	.98	1.20	(.23)	10.68	12.55	593		1.00		1.00		2.17
11/30/2018	10.94	.25	(1.22)	(.97)	(.26)	9.71	(9.00)	646		.99		.99		2.33
Class F-3:
11/30/2022	12.49	.18	(2.91)	(2.73)	(.15)	9.61	(21.93)	417		.81		.81		1.74
11/30/2021	11.87	.17	.61	.78	(.16)	12.49	6.57	607		.85		.85		1.29
11/30/2020	10.67	.16	1.19	1.35	(.15)	11.87	12.85	556		.87		.86		1.53
11/30/2019	9.71	.24	.97	1.21	(.25)	10.67	12.57	546		.90		.89		2.35
11/30/2018	10.94	.25	(1.21)	(.96)	(.27)	9.71	(8.84)	448		.90		.90		2.37
Class 529-A:
11/30/2022	12.48	.13	(2.90)	(2.77)	(.11)	9.60	(22.30)	38		1.26		1.26		1.29
11/30/2021	11.86	.11	.62	.73	(.11)	12.48	6.11	49		1.28		1.28		.86
11/30/2020	10.66	.11	1.19	1.30	(.10)	11.86	12.34	43		1.29		1.29		1.09
11/30/2019	9.70	.19	.97	1.16	(.20)	10.66	12.10	40		1.32		1.32		1.89
11/30/2018	10.92	.21	(1.20)	(.99)	(.23)	9.70	(9.20)	36		1.29		1.29		2.02

Refer to the end of the table for footnotes.

22	American Funds Developing World Growth and Income Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]
Year ended	Net asset value, beginning of year	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
11/30/2022	$12.36	$.05		$(2.87)	$(2.82)	$(.03)	$9.51	(22.91)%	$2		2.04%		2.04%		.47%
11/30/2021	11.77	.01		.61	.62	(.03)	12.36	5.32	3		2.04		2.04		.11
11/30/2020	10.60	.04		1.17	1.21	(.04)	11.77	11.43	4		2.07		2.07		.41
11/30/2019	9.65	.11		.97	1.08	(.13)	10.60	11.29	5		2.10		2.10		1.11
11/30/2018	10.87	.13		(1.21)	(1.08)	(.14)	9.65	(9.97)	5		2.09		2.09		1.20
Class 529-E:
11/30/2022	12.47	.11		(2.89)	(2.78)	(.09)	9.60	(22.38)	1		1.41		1.41		1.12
11/30/2021	11.85	.09		.62	.71	(.09)	12.47	5.98	2		1.44		1.44		.70
11/30/2020	10.65	.10		1.19	1.29	(.09)	11.85	12.18	1		1.44		1.44		.96
11/30/2019	9.69	.18		.97	1.15	(.19)	10.65	11.93	1		1.48		1.48		1.73
11/30/2018	10.92	.20		(1.22)	(1.02)	(.21)	9.69	(9.38)	1		1.48		1.48		1.88
Class 529-T:
11/30/2022	12.48	.15		(2.90)	(2.75)	(.13)	9.60	(22.12)[5]	—	[6]	1.03	[5]	1.03	[5]	1.51	[5]
11/30/2021	11.86	.14		.62	.76	(.14)	12.48	6.36 [5]	—	[6]	1.05	[5]	1.05	[5]	1.09	[5]
11/30/2020	10.67	.14		1.18	1.32	(.13)	11.86	12.51 [5]	—	[6]	1.06	[5]	1.06	[5]	1.33	[5]
11/30/2019	9.70	.22		.98	1.20	(.23)	10.67	12.47 [5]	—	[6]	1.09	[5]	1.09	[5]	2.11	[5]
11/30/2018	10.93	.23		(1.21)	(.98)	(.25)	9.70	(9.11)[5]	—	[6]	1.09	[5]	1.09	[5]	2.18	[5]
Class 529-F-1:
11/30/2022	12.48	.16		(2.91)	(2.75)	(.13)	9.60	(22.10)[5]	—	[6]	.99	[5]	.99	[5]	1.55	[5]
11/30/2021	11.86	.14		.62	.76	(.14)	12.48	6.39 [5]	—	[6]	1.03	[5]	1.03	[5]	1.10	[5]
11/30/2020	10.67	.15		1.17	1.32	(.13)	11.86	12.50 [5]	—	[6]	1.07	[5]	1.07	[5]	1.48	[5]
11/30/2019	9.70	.21		.98	1.19	(.22)	10.67	12.44	6		1.11		1.11		2.04
11/30/2018	10.93	.21		(1.19)	(.98)	(.25)	9.70	(9.09)	6		1.09		1.09		2.04
Class 529-F-2:
11/30/2022	12.49	.17		(2.91)	(2.74)	(.14)	9.61	(22.02)	8		.91		.91		1.66
11/30/2021	11.87	.15		.62	.77	(.15)	12.49	6.44	9		.97		.97		1.16
11/30/2020[7,8]	10.62	—	[9]	1.25	1.25	—	11.87	11.77 [10]	7		.09	[10]	.09	[10]	(.02)[10]
Class 529-F-3:
11/30/2022	12.49	.17		(2.91)	(2.74)	(.14)	9.61	(21.98)	—	[6]	.86		.86		1.68
11/30/2021	11.87	.16		.62	.78	(.16)	12.49	6.52	—	[6]	.94		.91		1.23
11/30/2020[7,8]	10.62	—	[9]	1.25	1.25	—	11.87	11.77 [10]	—	[6]	.09	[10]	.08	[10]	(.01)[10]
Class R-1:
11/30/2022	12.40	.07		(2.89)	(2.82)	(.04)	9.54	(22.75)	1		1.89		1.89		.66
11/30/2021	11.79	.03		.62	.65	(.04)	12.40	5.49	1		1.93		1.93		.23
11/30/2020	10.62	.04		1.18	1.22	(.05)	11.79	11.50	1		1.98		1.98		.40
11/30/2019	9.67	.12		.97	1.09	(.14)	10.62	11.36	1		2.01		2.01		1.22
11/30/2018	10.89	.14		(1.20)	(1.06)	(.16)	9.67	(9.86)	1		1.99		1.99		1.33

Refer to the end of the table for footnotes.

American Funds Developing World Growth and Income Fund	23

Financial highlights (continued)

		(Loss) income from investment operations[1]
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net assets value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
11/30/2022	$12.36	$.06	$(2.87)	$(2.81)	$(.04)	$9.51	(22.74)%	$8		1.92%	1.92%	.62%
11/30/2021	11.76	.03	.61	.64	(.04)	12.36	5.44	13		1.94	1.94	.21
11/30/2020	10.59	.05	1.17	1.22	(.05)	11.76	11.58	13		1.94	1.94	.46
11/30/2019	9.64	.13	.96	1.09	(.14)	10.59	11.43	13		1.97	1.97	1.24
11/30/2018	10.87	.14	(1.21)	(1.07)	(.16)	9.64	(9.86)	12		1.97	1.97	1.32
Class R-2E:
11/30/2022	12.42	.10	(2.89)	(2.79)	(.07)	9.56	(22.54)	—	[6]	1.62	1.62	.95
11/30/2021	11.81	.06	.62	.68	(.07)	12.42	5.74	1		1.64	1.64	.46
11/30/2020	10.63	.08	1.17	1.25	(.07)	11.81	11.86	1		1.68	1.68	.74
11/30/2019	9.67	.15	.97	1.12	(.16)	10.63	11.72	1		1.71	1.71	1.43
11/30/2018	10.90	.18	(1.22)	(1.04)	(.19)	9.67	(9.55)	—	[6]	1.74	1.70	1.81
Class R-3:
11/30/2022	12.45	.11	(2.89)	(2.78)	(.08)	9.59	(22.38)	10		1.46	1.46	1.07
11/30/2021	11.84	.08	.61	.69	(.08)	12.45	5.83	13		1.49	1.49	.65
11/30/2020	10.64	.09	1.19	1.28	(.08)	11.84	12.15	14		1.50	1.50	.89
11/30/2019	9.68	.17	.97	1.14	(.18)	10.64	11.89	13		1.53	1.53	1.67
11/30/2018	10.91	.18	(1.21)	(1.03)	(.20)	9.68	(9.53)	12		1.54	1.54	1.74
Class R-4:
11/30/2022	12.48	.14	(2.91)	(2.77)	(.11)	9.60	(22.23)	6		1.16	1.16	1.39
11/30/2021	11.86	.12	.62	.74	(.12)	12.48	6.22	8		1.19	1.19	.94
11/30/2020	10.66	.12	1.19	1.31	(.11)	11.86	12.43	7		1.20	1.20	1.17
11/30/2019	9.70	.20	.97	1.17	(.21)	10.66	12.19	8		1.24	1.24	1.95
11/30/2018	10.92	.21	(1.19)	(.98)	(.24)	9.70	(9.15)	8		1.24	1.24	2.02
Class R-5E:
11/30/2022	12.47	.16	(2.91)	(2.75)	(.13)	9.59	(22.09)	2		.97	.97	1.60
11/30/2021	11.85	.15	.62	.77	(.15)	12.47	6.43	2		1.00	1.00	1.14
11/30/2020	10.65	.14	1.19	1.33	(.13)	11.85	12.69	1		1.00	1.00	1.36
11/30/2019	9.69	.21	.98	1.19	(.23)	10.65	12.42	1		1.04	1.04	2.02
11/30/2018	10.92	.25	(1.22)	(.97)	(.26)	9.69	(9.01)	1		1.03	1.02	2.49
Class R-5:
11/30/2022	12.50	.17	(2.90)	(2.73)	(.15)	9.62	(21.95)	5		.86	.86	1.70
11/30/2021	11.87	.16	.63	.79	(.16)	12.50	6.60	6		.90	.90	1.26
11/30/2020	10.68	.16	1.17	1.33	(.14)	11.87	12.69	5		.90	.90	1.49
11/30/2019	9.72	.23	.97	1.20	(.24)	10.68	12.51	6		.93	.93	2.25
11/30/2018	10.94	.25	(1.20)	(.95)	(.27)	9.72	(8.86)	5		.93	.93	2.34
Class R-6:
11/30/2022	12.49	.18	(2.90)	(2.72)	(.15)	9.62	(21.85)	21		.81	.81	1.75
11/30/2021	11.87	.17	.61	.78	(.16)	12.49	6.57	26		.85	.85	1.31
11/30/2020	10.68	.16	1.18	1.34	(.15)	11.87	12.75	22		.85	.85	1.52
11/30/2019	9.71	.23	.99	1.22	(.25)	10.68	12.69	34		.88	.88	2.24
11/30/2018	10.94	.25	(1.21)	(.96)	(.27)	9.71	(8.90)	38		.88	.88	2.39

Refer to the end of the table for footnotes.

24	American Funds Developing World Growth and Income Fund

Financial highlights (continued)

	Year ended November 30,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[11]	45%	32%	36%	40%	31%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from AFS and/or CRMC. During some of the years shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during some of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Amount less than $.01.
[10]	Not annualized.
[11]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

American Funds Developing World Growth and Income Fund	25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Developing World Growth and Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Developing World Growth and Income Fund (the “Fund”), including the investment portfolio, as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
January 9, 2023

We have served as the auditor of one or more American Funds investment companies since 1956.

26	American Funds Developing World Growth and Income Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2022, through November 30, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Developing World Growth and Income Fund	27

Expense example (continued)

	Beginning account value 6/1/2022	Ending account value 11/30/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$989.95	$6.24	1.25%
Class A – assumed 5% return	1,000.00	1,018.80	6.33	1.25
Class C – actual return	1,000.00	985.47	10.00	2.01
Class C – assumed 5% return	1,000.00	1,014.99	10.15	2.01
Class T – actual return	1,000.00	990.35	4.89	.98
Class T – assumed 5% return	1,000.00	1,020.16	4.96	.98
Class F-1 – actual return	1,000.00	990.18	5.89	1.18
Class F-1 – assumed 5% return	1,000.00	1,019.15	5.97	1.18
Class F-2 – actual return	1,000.00	991.62	4.54	.91
Class F-2 – assumed 5% return	1,000.00	1,020.51	4.61	.91
Class F-3 – actual return	1,000.00	991.20	3.94	.79
Class F-3 – assumed 5% return	1,000.00	1,021.11	4.00	.79
Class 529-A – actual return	1,000.00	988.68	6.33	1.27
Class 529-A – assumed 5% return	1,000.00	1,018.70	6.43	1.27
Class 529-C – actual return	1,000.00	985.50	10.20	2.05
Class 529-C – assumed 5% return	1,000.00	1,014.79	10.35	2.05
Class 529-E – actual return	1,000.00	989.05	7.03	1.41
Class 529-E – assumed 5% return	1,000.00	1,018.00	7.13	1.41
Class 529-T – actual return	1,000.00	990.02	5.19	1.04
Class 529-T – assumed 5% return	1,000.00	1,019.85	5.27	1.04
Class 529-F-1 – actual return	1,000.00	990.29	4.84	.97
Class 529-F-1 – assumed 5% return	1,000.00	1,020.21	4.91	.97
Class 529-F-2 – actual return	1,000.00	990.65	4.54	.91
Class 529-F-2 – assumed 5% return	1,000.00	1,020.51	4.61	.91
Class 529-F-3 – actual return	1,000.00	990.94	4.19	.84
Class 529-F-3 – assumed 5% return	1,000.00	1,020.86	4.26	.84
Class R-1 – actual return	1,000.00	986.46	9.41	1.89
Class R-1 – assumed 5% return	1,000.00	1,015.59	9.55	1.89
Class R-2 – actual return	1,000.00	986.48	9.46	1.90
Class R-2 – assumed 5% return	1,000.00	1,015.54	9.60	1.90
Class R-2E – actual return	1,000.00	988.05	7.97	1.60
Class R-2E – assumed 5% return	1,000.00	1,017.05	8.09	1.60
Class R-3 – actual return	1,000.00	988.86	7.18	1.44
Class R-3 – assumed 5% return	1,000.00	1,017.85	7.28	1.44
Class R-4 – actual return	1,000.00	989.40	5.69	1.14
Class R-4 – assumed 5% return	1,000.00	1,019.35	5.77	1.14
Class R-5E – actual return	1,000.00	990.41	4.74	.95
Class R-5E – assumed 5% return	1,000.00	1,020.31	4.81	.95
Class R-5 – actual return	1,000.00	991.97	4.19	.84
Class R-5 – assumed 5% return	1,000.00	1,020.86	4.26	.84
Class R-6 – actual return	1,000.00	992.24	3.95	.79
Class R-6 – assumed 5% return	1,000.00	1,021.11	4.00	.79

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

28	American Funds Developing World Growth and Income Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2022:

Foreign taxes	$0.06 per share
Foreign source income	$0.29 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$1,224,000
Corporate dividends received deduction	$1,897,000
U.S. government income that may be exempt from state taxation	$193,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

American Funds Developing World Growth and Income Fund	29

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships [4] held by trustee
Michael C. Camuñez, 1969	2019	President and CEO, Monarch Global Strategies LLC; former Assistant Secretary of Commerce, U.S. Department of Commerce	4	Edison International/ Southern California Edison
Vanessa C. L. Chang, 1952	2013	Former Director, EL & EL Investments (real estate)	22	Edison International/ Southern California Edison; Transocean Ltd. (offshore drilling contractor)
Nariman Farvardin, 1956	2022	President, Stevens Institute of Technology	91	None
Linda Griego, 1947	2013	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	ViacomCBS Inc.
Leonade D. Jones, 1947	2013	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955 Chair of the Board (Independent and Non-Executive)	2013	Real estate developer/owner, President and former CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	23	Biogen Inc.
Sharon I. Meers, 1965	2021	Co-Founder and COO, Midi Health, Inc. (a women’s telehealth company); former Senior Director, Head of Strategic Partnerships, eBay Enterprise	7	None
Josette Sheeran, 1954	2019	President and Director, Canoo Inc.; Trustee and former Executive Chair, The McCain Institute; former Professor of Practice, Arizona State University; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	7	None
Margaret Spellings, 1957	2013	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None

Interested trustee5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Hilda L. Applbaum, 1961	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 6455 Irvine Center Drive, Irvine, CA 92618, Attention: Secretary.

Refer to page 31 for footnotes.

30	American Funds Developing World Growth and Income Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
F. Chapman Taylor, 1959 President	2013	Partner — Capital International Investors, Capital Research and Management Company
Donald H. Rolfe, 1972 Principal Executive Officer	2013	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Noriko Honda Chen, 1967 Senior Vice President	2013

Partner — Capital International Investors, Capital Research and Management Company;

President and Director, Capital Research Company[7];

Director, The Capital Group Companies, Inc.[7];

Director, Capital International K.K.[7]

Saurav Jain, 1980 Senior Vice President	2022	Partner — Capital International Investors, Capital International, Inc.[7]
Victor D. Kohn, 1957 Senior Vice President	2019

Partner — Capital International Investors, Capital Research and Management Company;

Partner — Capital International Investors, Capital Bank and Trust Company[7];

President and Director, Capital International, Inc.[7]

Courtney R. Taylor, 1975 Secretary	2018	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Lovelyn Sims, 1989 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of F. Chapman Taylor, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

American Funds Developing World Growth and Income Fund	31

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32	American Funds Developing World Growth and Income Fund

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American Funds Developing World Growth and Income Fund	33

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34	American Funds Developing World Growth and Income Fund

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American Funds Developing World Growth and Income Fund	35

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American Funds Developing World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Developing World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Developing World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

DWGI

Registrant:

a) Audit Fees:
Audit	2021	226,000
	2022	111,000

b) Audit-Related Fees:
	2021	None
	2022	None

c) Tax Fees:
	2021	13,000
	2022	15,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	1,295,000
	2022	2,112,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2021	1,000

	2022	394,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,311,000 for fiscal year 2021 and $2,522,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Principal Executive Officer

Date: January 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: January 31, 2023

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: January 31, 2023